Exhibit 99.1


                        PRESS RELEASE

January 18, 2000             For more information, contact:
Immediate release            Nelson R. Oswald, Chairman or
                             Robert D. McHugh, Jr., CFO or
                             Donna L. Rickert, Controller
                             (610) 685-1400

                 MAIN STREET BANCORP, INC.,
              ANNOUNCES FOURTH QUARTER EARNINGS

     Main Street Bancorp, Inc., (NASDAQ: MBNK) announced net income of $2.8 million for the fourth quarter ended December 31, 1999, compared to $3.5 million for the fourth quarter ended December 31, 1998. On a per share basis, net income for the fourth quarter of 1999 was 27 cents compared to 34 cents for the fourth quarter of 1998. Compared to the third quarter of 1999, earnings on a operating basis increased 42.9% and earnings per share, on an operating basis, increased 42.1%. For the year ended December 31, 1999, net income, on an operating basis, was $9.4 million compared to $11.7 million reported a year earlier. Earnings per share, on an operating basis, were 90 cents for the year ended December 31, 1999 compared to $1.12 for the year ended December 31, 1998. Including after-tax severance payments, net income and earnings per share for 1999 were $7.9 million and 76 cents, respectively. Earnings for the year 1999 and the fourth quarter of 1999 decreased from 1998 due to expected higher personnel, occupancy, advertising and related costs associated with the major branch expansion plan announced in December of 1998. During 1999, the Company opened 21 new full service branch offices throughout eastern Pennsylvania and Hunterdon County, New Jersey.

     Total assets at December 31, 1999 increased $338 million, or 29.2%, to $1.5 billion, compared to $1.2 billion reported a year ago. Total loans increased by $125.3 million, or 23.5%, from $533.4 million at December 31, 1998 to $658.7 million at December 31, 1999. Deposits totaled $1.0 billion at December 31, 1999 compared to $818.6 million at December 31, 1998, an increase of 22.2%.

     Net interest income for fourth quarter of 1999 increased $2.9 million, or 34.1%, to $11.4 million versus $8.5 million for the fourth quarter of 1998, calculated on a tax-equivalent basis. Net interest income, calculated on a tax-equivalent basis, was $43.4 million for year ended December 31, 1999 compared to $32.5 million for the year ended December 31, 1998, an increase of 33.5 %.

     Main Street Bancorp, Inc. currently operates 43 offices in
10 counties through its divisions - Berks County Bank, Heritage
Bank and Main Street Bank.  The Company is headquartered in
Reading, PA.

Fourth Quarter                    1999            1998

Net Income                   $2.8 million    $3.5 million
Basic Earnings Per Share     27 cents        34 cents
Diluted Earnings Per Share   27 cents        34 cents
Net Interest Income, tax-
  equivalent                 $11.4 million   $8.5 million
Assets                       $1.5 billion    $1.2 billion
Deposits                     $1.0 billion    $818.6 million

For the year                      1999            1998

Net Income*                  $9.4 million     $11.7 million
Basic Earnings Per Share*    90 cents         $1.13
Diluted Earnings Per Share*  90 cents         $1.12
Net Income                   $7.9 million     $11.7 million
Basic Earnings Per Share     76 cents         $1.13
Diluted Earnings Per Share   76 cents         $1.12
Net Interest Income, tax-
  equivalent                 $43.4 million    $32.5 million

* Reported on an operating basis.



                      MAIN STREET BANCORP, INC.
                         AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS
                    DECEMBER 31, 1999 and 1998
                            (Unaudited)

ASSETS                                              1999          1998
                                            (In thousands, except share data)
Cash and due from banks                          $   49,904    $   28,710
Interest-bearing deposits with banks                    114           336
Federal funds sold                                      470           470
Securities available for sale                       438,173       534,526
Securities held to maturity                         261,785            25
Loans receivable, net                               658,725       533,395
Mortgages held for sale                               4,854         5,069
Due from mortgage investors                           4,957        14,567
Bank premises and equipment, net                     36,477        25,717
Accrued interest receivable and other assets         41,288        15,726

      Total assets                               $1,496,747    $1,158,541

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits:
    Demand, non-interest bearing                 $  122,283    $  102,432
    Demand, interest bearing                        137,352        68,116
    Savings                                         327,422       326,749
    Time deposits                                   437,459       321,253

      Total deposits                              1,024,516       818,550

  Accrued interest payable and other
    liabilities                                      21,818        24,007
  Other borrowed funds                              276,635        86,072
  Guaranteed preferred beneficial interests in
    corporation's junior subordinated deferrable
    interest debentures, series A                    10,000         -
  Long term debt                                     85,000       135,000

      Total liabilities                           1,417,969     1,063,629

STOCKHOLDERS' EQUITY
Preferred stock, authorized and unissued
  5,000,000 shares                                     -             -
Common stock, par value $1.00 per share; authorized
  50,000,000 shares; issued and outstanding 1999
  10,449,657 shares; 1998 10,388,443 shares          10,450        10,388
Surplus                                              64,548        64,134
Retained earnings                                    21,326        19,227
Accumulated other comprehensive income              (17,546)        1,163

      Total stockholders' equity                     78,778        94,912

      Total liabilities and stockholders' equity $1,496,747    $1,158,541



                   MAIN STREET BANCORP, INC.
                        AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF INCOME
                           (Unaudited)

                                  For the three months ended   For the twelve months ended
                                         December  31,                 December  31,
                                       1999         1998             1999         1998
                                            (In thousands, except per share data)
INTEREST INCOME
Loans receivable, including fees     $13,348      $11,403          $49,332      $44,544
Interest and dividends on
  investment securities:
  Taxable                              5,836        5,022           21,942       15,545
  Tax-exempt                           4,092        2,241           14,558        5,351
Other                                      8           12               57          279

    Total interest income             23,284       18,678           85,889       65,719

INTEREST EXPENSE:
Deposits                               9,834        7,646           34,489       27,268
Other borrowed funds                   3,082        1,278            9,899        2,490
Long-term debt                         1,100        1,298            5,114        3,506

    Total interest expense            14,016       10,222           49,502       33,264
    Net interest income                9,268        8,456           36,387       32,455
Provision for  loan losses               417            0            1,217        2,210
    Net interest income after
      provision for loan losses        8,851        8,456           35,170       30,245

OTHER INCOME
Income from fiduciary activities         297          340            1,113          966
Customer service fees                  1,316          708            3,724        2,591
Mortgage banking activities              304          661            1,333        2,017
Net realized gains on sale of
  securities                              17          456              (96)       4,329
Other                                    236          200              746          398

     Total other income                2,170        2,365            6,820       10,301

OTHER EXPENSES
Salaries and wages                     3,253        2,667           13,309        9,857
Employee benefits                      1,032          664            3,494        2,496
Change in Control payments               (31)           -            2,027            -
Occupancy                              1,192          496            4,084        2,081
Equipment depreciation and
  maintenance                            682          450            2,430        1,563
Merger expenses                            -            -                -        1,963
Other operating expenses               2,900        1,838           11,273        7,132

    Total other expenses               9,028        6,115           36,617       25,092
    Income before income tax           1,993        4,706            5,373       15,454
Federal income taxes                    (801)       1,186           (2,574)       3,711

NET INCOME                            $2,794       $3,520           $7,947      $11,743
Basic earnings per share*              $0.27        $0.34            $0.90        $1.13
Diluted earnings per share*            $0.27        $0.34            $0.90        $1.12

*Net operating basis, excluding the change of control payments and security losses, net of taxes. Including the change of control payments and security losses, basic and diluted EPS would have been $0.76 for the year ended 12/31/99.




                                                      Main Street Bancorp, Inc.
                                                             1999(Unaudited)
                                                    ($ in thousands, except per share)

                                             1Q99              2Q99              3Q99              4Q99             YTD99
Income Statement: (3 months ending)
Interest income (te)                          21,214            22,735            23,533            25,398            92,880
Interest expense                              11,064            11,848            12,574            14,016            49,502
Net interest income (te)                      10,150            10,887            10,959            11,382            43,378
Tax equivalent adjustment                      1,535             1,604             1,738             2,114             6,991
Provision for loan losses                        300               300               200               417             1,217
Non interest income (exc securities)           1,587             1,379             1,797             2,153             6,916
Non interest expenses                          7,146             9,322            11,121             9,028            36,617
Security gains(losses)                            (2)              (76)              (35)               17               (96)
Pre-tax income (loss)                          2,754               964              (338)            1,993             5,373
Taxes (benefit)                                   23              (688)           (1,108)             (801)           (2,574)
Extraordinary items(net of tax)                    0                 0                 0                 0                 0
Net income                                     2,731             1,652               770             2,794             7,947
Net income on an operating basis               2,731             1,917             1,955             2,794             9,397
EPS (diluted)                                  $0.26             $0.16             $0.07             $0.27             $0.76
EPS (diluted) - on an operating basis          $0.26             $0.18             $0.19             $0.27             $0.90
Book value                                     $8.94             $8.41             $7.90             $7.54             $7.54
Book value - realized*                         $9.14             $9.16             $9.09             $9.22             $9.22
Average # shares - basic                  10,394,441        10,404,802        10,417,346        10,439,661        10,414,195
Average # shares - diluted                10,684,390        10,458,584        10,486,567        10,540,664        10,490,995
Common dividends per share                     $0.14             $0.14             $0.14             $0.14             $0.56

Non interest income breakdown:
Customer service fees                            662               795               951             1,316             3,724
Trust fees                                       283               242               291               297             1,113
Mortgage banking activities                      456               243               330               304             1,333
Trading account profits                            0                 0                 0                 0                 0
Other non-interest income                        186                99               225               236               746
Total non-interest income                      1,587             1,379             1,797             2,153             6,916

Non interest expense breakdown:
Salaries/benefits                              3,712             4,205             4,601             4,285            16,803
Change in control payment                          0               331             1,727               (31)            2,027
Net occupancy                                    753               988             1,151             1,192             4,084
Equipment expense                                491               609               648               682             2,430
OREO expenses                                     27               (31)              150               (15)              131
Other non-interest expense                     2,163             3,220             2,844             2,915            11,142
Total non-interest expense                     7,146             9,322            11,121             9,028            36,617

Balance Sheet:  Period end:
Total assets                               1,290,673         1,306,896         1,403,436         1,496,747
Total securities                             645,772           616,915           648,403           699,958
Total loans(Net of unearned & allowance)     559,935           579,882           623,153           658,725
  Commercial                                 318,401           332,529           359,950           377,147
  Mortgage                                   173,474           176,220           185,623           195,214
  Installment                                 75,312            78,083            84,511            93,366
Total deposits                               866,072           905,909         1,018,370         1,024,516
  Non-interest bearing demand                 94,787           106,862           116,702           122,283
  Interest-bearing demand                     99,400           116,951           144,865           137,352
  Savings                                    327,651           330,771           328,303           327,422
  Time deposits                              344,234           351,325           428,500           437,459
Total stockholders' equity                    92,911            87,536            82,381            78,778
Total stockholders' equity - realized*        95,082            95,365            94,826            96,324
Intangibles                                        0                 0                 0             1,416
Allowance for loan losses                      7,252             6,950             6,931             7,002
# of shares outstanding                   10,397,360        10,407,903        10,429,953        10,449,657

Average balances and yield/cost analysis:
Total interest-earning assets te           1,134,044  7.59%  1,216,038  7.50%  1,241,174  7.52%  1,320,025  7.63%  1,228,133  7.56%
Total assets                               1,201,799         1,287,382         1,329,332         1,409,852         1,307,827
Average loans                                555,062           578,127           605,180           641,104           595,032
Average equity                                94,727            91,345            84,670            81,682            88,062
Total int. bearing liabilities             1,007,602  4.45%  1,084,969  4.38%  1,126,970  4.43%  1,201,897  4.63%  1,105,819  4.48%
Total deposits                               739,836  4.22%    783,364  4.15%    842,958  4.16%    895,392  4.36%    815,879  4.23%
Net yield on earning assets(Margin) te          3.63%             3.59%             3.50%             3.42%             3.53%

Miscellaneous data:
Gross charge-offs                                331               773               480               377             1,961
Recoveries                                        61               171               261                31               524
Net charge-offs                                  270               602               219               346             1,437
Non-performing assets:
  Non accruals                                 6,905             5,022             6,342             5,323
  Restructured loans                             109               105                98               106
  90+ and not on nonaccrual                      396               524               567               513
  Other real estate                              514               650               632               459
Total NPA's                                    7,924             6,301             7,639             6,401
Return on average assets                        0.91%             0.51%             0.23%             0.79%             0.61%
Return on average equity                       11.53%             7.23%             3.64%            13.68%             9.02%
Return on average realized equity*             11.63%             7.11%             3.31%            11.69%             8.41%

Active Accounts       12/98
DDA/Savings           90,746                  95,943           102,087           110,220           116,411
CD's                  27,875                  29,287            29,859            34,428            35,293
IRA's                  2,684                   2,798             2,930             3,106             3,244

*Excludes effect of FASB 115.



"WORD"

Long Document Name:
PRESS RELEASE - MAIN STREET BANCORP, INC. -
FOURTH QUARTER EARNINGS
System Document Number:
38095
Additional Information:
RECEIVED VIA E-MAIL AND FORMATTED TO SYSTEM -
EDGAR FORMAT USED - PLEASE DO NOT
CHANGE ANY STYLES OR FORMATTING IN
THIS DOCUMENT
You will have line numbers down the side of each draft document unless you indicate otherwise. 1.5 line spacing will be used on all drafts unless you indicate otherwise.
Return To:
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Notes:
EDGAR FORMAT USED - PLEASE DO NOT CHANGE ANY STYLES
OR FORMATTING IN THIS DOCUMENT
Origination Date:
January 21, 2000
Author's Initials:
wjr
Last Revised By:
laz/mm/iez/ems
Last Revision Date:
1-24;1-24;1-24
Quick Fill Numbering:








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